UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 11, 2018

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company
Sempra Energy	[ ]
Southern California Gas Company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	[ ]
Southern California Gas Company	[ ]

FORM 8-K
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2018, Martha B. Wyrsch informed Sempra Energy that she will retire as the Executive Vice President and General Counsel of Sempra Energy effective March 1, 2019.

On December 11, 2018, Ms. Wyrsch also informed Southern California Gas Company, an indirect subsidiary of Sempra Energy, that she will retire as a director of Southern California Gas Company effective March 1, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: December 14, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: December 14, 2018	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer